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                                                    Exhibit 23.1


      CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 28,
2015 relating to the consolidated financial statements of Aehr Test Systems, which appears in the Annual Report on Form 10-K of Aehr
Test Systems for the year ended May 31, 2015.


/s/ Burr Pilger Mayer, Inc.


E. Palo Alto, California
November 20, 2015